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 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V

 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
   SERIES 1998-2, INVESTOR NUMBER 19982002

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MONTHLY SERVICING SUMMARY                                                     PERIOD ENDING:           08/31/98
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Pass Through
                                                                                    Rate         Balance             Pool Factor
                                                                                ------------  ---------------        ------------
Determination Date:                   09/04/98       BOP  Scheduled Pool                      $674,347,549.98         98.3038830%
Remittance Date:                      09/10/98       EOP  Scheduled Pool                       668,740,927.35         97.4865704%
Prior Period WAC                        10.19%     Class A-1 Certificate           5.8900%      30,558,309.51         63.9295178%
Current Period WAC                      83.56%     Class A-2 Certificate           6.0400%      79,000,000.00        100.0000000%
                                                   Class A-3 Certificate           6.0400%      64,000,000.00        100.0000000%
                                                   Class A-4 Certificate           6.1100%      78,000,000.00        100.0000000%
                                                   Class A-5 Certificate           6.2000%      44,000,000.00        100.0000000%
                                                   Class A-6 Certificate           6.2400%      69,000,000.00        100.0000000%
                                                   Class A-7 Certificate           6.5500%     180,705,000.00        100.0000000%
                                                   Class M   Certificate           6.8300%      51,449,000.00        100.0000000%
                                                   Class B-1 Certificate           7.9300%      41,159,000.00        100.0000000%
                                                   Class B-2 Certificate           7.6000%      30,869,617.84        100.0000000%

I.    RECAP OF POOL:                                      LOAN
                                                          COUNT              CLASS A-1           CLASS A-2            CLASS A-3
                                                   ----------------------  ---------------     --------------      --------------
      Beginning Certificate Balance                      25,468             $36,164,932.14     $79,000,000.00      $64,000,000.00
      Scheduled Principal Reduction                                          (1,626,103.10)              0.00                0.00
      Partial Principal Prepayments                                            (268,514.49)              0.00                0.00
      Principal Prepayments In Full                        (158)             (3,114,472.42)              0.00                0.00
      Contract Liquidations                                 (30)               (597,532.62)              0.00                0.00
      Contract Repurchases                                  0                         0.00               0.00                0.00
      Previously Undistributed Shortfalls                                             0.00               0.00                0.00
                                                   ----------------------  ---------------     --------------      --------------
      Remaining Certificate Balance                      25,280             $30,558,309.51     $79,000,000.00      $64,000,000.00
                                                   ----------------------  ---------------     --------------      --------------
                                                   ----------------------  ---------------     --------------     ---------------

                                                        CLASS A-4            CLASS A-5           CLASS A-6            CLASS A-7
                                                   ----------------------  ---------------     --------------     ---------------
      Beginning Certificate Balance                       $78,000,000.00    $44,000,000.00     $69,000,000.00     $180,705,000.00
      Scheduled Principal Reduction                                 0.00              0.00               0.00                0.00
      Partial Principal Prepayments                                 0.00              0.00               0.00                0.00
      Principal Prepayments In Full                                 0.00              0.00               0.00                0.00
      Contract Liquidations                                         0.00              0.00               0.00                0.00
      Contract Repurchases                                          0.00              0.00               0.00                0.00
      Previously Undistributed Shortfalls                           0.00              0.00               0.00                0.00
                                                   ----------------------  ---------------     --------------     ---------------
      Remaining Certificate Balance                       $78,000,000.00    $44,000,000.00     $69,000,000.00     $180,705,000.00
                                                   ----------------------  ---------------     --------------     ---------------
                                                   ----------------------  ---------------     --------------     ---------------

                                                                              CLASS M            CLASS B-1            CLASS B-2
                                                                           ---------------     --------------     ---------------
      Beginning Certificate Balance                                         $51,449,000.00     $41,159,000.00      $30,869,617.84
      Scheduled Principal Reduction                                                   0.00               0.00                0.00
      Partial Principal Prepayments                                                   0.00               0.00                0.00
      Principal Prepayments In Full                                                   0.00               0.00                0.00
      Contract Liquidations                                                           0.00               0.00                0.00
      Contract Repurchases                                                            0.00               0.00                0.00
      Previously Undistributed Shortfalls                                             0.00               0.00                0.00
                                                                           ---------------     --------------     ---------------
      Remaining Certificate Balance                                         $51,449,000.00     $41,159,000.00      $30,869,617.84
                                                                           ---------------     --------------     ---------------
                                                                           ---------------     --------------     ---------------

II.   DISTRIBUTIONS:
                                                                                                -------------
      AVAILABLE DISTRIBUTION AMOUNT:                                                            10,253,859.54
                                                                                                -------------
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                                                                             CLASS A-1           CLASS A-2           CLASS A-3
                                                                           ---------------     --------------     ---------------
      Principal Distribution Amount                                          $5,606,622.63              $0.00               $0.00
      Scheduled Interest Distribution Amount                                    177,509.54         397,633.33          322,133.33
      Unpaid Interest Shortfall Current Period                                        0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls                                    0.00               0.00                0.00
                                                                           ---------------     --------------     ---------------
      Total Distribution                                                     $5,784,132.17        $397,633.33         $322,133.33
                                                                           ---------------     --------------     ---------------
                                                                           ---------------     --------------     ---------------

                                                        CLASS A-4            CLASS A-5           CLASS A-6           CLASS A-7
                                                   ----------------------  ---------------     --------------      --------------
      Principal Distribution Amount                                $0.00             $0.00              $0.00               $0.00
      Scheduled Interest Distribution Amount                  397,150.00        227,333.33         358,800.00          986,348.13
      Unpaid Interest Shortfall Current Period                      0.00              0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls                  0.00              0.00               0.00                0.00
                                                   ----------------------  ---------------     --------------      --------------
      Total Distribution                                     $397,150.00       $227,333.33        $358,800.00         $986,348.13
                                                   ----------------------  ---------------     --------------      --------------
                                                   ----------------------  ---------------     --------------      --------------

                                                                              CLASS M            CLASS B-1           CLASS B-2
                                                                           ---------------     --------------     ---------------
      Principal Distribution Amount                                                  $0.00              $0.00               $0.00
      Scheduled Interest Distribution Amount                                    292,830.56         271,992.39          195,507.58
      Unpaid Interest Shortfall Current Period                                        0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls                                    0.00               0.00                0.00
                                                                           ---------------     --------------     ---------------
      Total Distribution                                                       $292,830.56        $271,992.39         $195,507.58
                                                                           ---------------     --------------     ---------------
                                                                           ---------------     --------------     ---------------
III.  MONTHLY ADVANCE

                                                  Monthly Advance Amount                                $0.00
                                             Outstanding Amount Advanced                                $0.00


IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                     $1,019,998.72
                                                                                                --------------
                                                                                                --------------

V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                $7,352,437.71
                                                                             Gross Int....      (5,726,334.61)
                                                                                                --------------
                                                                             Principal....       1,626,103.10
                                                                                                --------------
                                                                                                --------------

VI.   SERVICING FEE:                                                                              $561,956.29
                                                                                                --------------
                                                                                                --------------
VII.  DELINQUENCY INFORMATION:

                                                     Days Delinquent                Number     Actual Balance
                                                ------------------------      ------------   ----------------
                                                         31 - 59                       282      $7,101,377.50
                                                         60 - 89                        79       1,980,327.60
                                                       90 or more                       30         799,623.06
                                                ------------------------      ------------   ----------------
                                                    Total Delinquent                   391      $9,881,328.16
                                                                              ------------   ----------------
                                                                              ------------   ----------------


VIII. REPOSSESSION INFORMATION:                                                     Number     Actual Balance
                                                                              ------------   ----------------
                                                       BOP Repossessions                35        $997,021.19
                                                 Plus Repossessions this
                                                                   Month                45       1,152,196.27
                                                       Less Liquidations               (30)      ($603,288.15)
                                                                              ------------   ----------------
                                                       EOP Repossessions                50      $1,545,929.31
                                                                              ------------   ----------------
                                                                              ------------   ----------------
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IX.   REPURCHASES:

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                                                                                     Number     Actual Balance
                                                                               ------------   ----------------
                                                   Contracts Repurchased
                                                             or Replaced                 0              $0.00
                                                     Eligible Substitute
                                                               Contracts                 0              $0.00
                                                                               ------------   ----------------
                                             Difference Paid by Servicer                 0              $0.00
                                                                               ------------   ----------------
                                                                               ------------   ----------------


X.    RESERVE ACCOUNT SUMMARY:

                    Reserve Account Deposit
                    Amount                                                                              $0.00
                    Reserve Account Draw
                    Amount                                                                              $0.00
                    Distribution to Class R
                    Certificateholder                                                              $31,683.76
                    Ending Balance  at                         31-Aug-98                        $6,891,509.76

XI.   DELINQUENCY RATIOS

                                                         Average 30-Day Delinquency Ratio              0.96%
                                                         Average 60-Day Delinquency Ratio              0.24%

                                                           Cumulative Realized Loss Ratio              0.08%
                                                              Current Realized Loss Ratio              0.04%

XII.  LIQUIDATION LOSSES:

                                                            Previous Period Aggregate Net
                                                                      Liquidation Losses:        $224,460.87

                                                 Current Period Aggregate Net Liquidation
                                                                                  Losses:        $572,167.00

                                                       Current Period Liquidation Losses:        $347,706.13

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                               $39,966.60

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